                                                                    EXHIBIT 99.2


NEWS RELEASE                                 GENERAL GROWTH PROPERTIES, INC.
                                             110 North Wacker Drive
                                             Chicago, IL 60606
                                             (312) 960-5000
                                             FAX (312) 960-5463

FOR IMMEDIATE RELEASE                    CONTACT:              Bernie Freibaum
                                                               312/960-5252

                                                               Beth Coronelli
                                                               312/960-2750



                GENERAL GROWTH PROPERTIES, INC. RELEASES UPDATED
                 FINANCIAL RESULTS REFLECTING CHANGES DUE TO THE
                           FASB DEFERRAL OF SFAS #150

CHICAGO, ILLINOIS, OCTOBER 31, 2003 -- General Growth Properties, Inc. (NYSE:
GGP) today released updated financial results due to the Financial Accounting Standard Board's (FASB) October 29, 2003 announcement to indefinitely defer certain provisions of SFAS #150 - "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." In its earnings press release of October 27, 2003, General Growth had taken into account the subsequently-deferred provisions of SFAS #150 as a charge to third quarter earnings per share (EPS) of approximately $12 million.


Reflecting the revised accounting treatment, EPS in third quarter 2003 increased 22.5% to $.87 versus $.71 for the comparable period in 2002. There was no change in the company's reported fully diluted Funds from Operations (FFO) per share information as substantially all of the amounts originally recorded due to the deferred provisions of SFAS 150 were reflected as the cumulative effect of an accounting change. Established NAREIT guidelines for the computation of FFO provide that the cumulative effect of an accounting change is excluded from the calculation of FFO for any reporting period. The accompanying financial results are an update to the press release of October 27, 2003 and reflect EPS treatment according to the recent FASB announcement.


General Growth Properties is the country's second largest shopping center owner, developer and manager of regional shopping malls. General Growth currently has ownership interest in, or management responsibility for, a portfolio of 164 regional shopping malls in 39 states. The company portfolio totals approximately 143 million square feet of retail space and includes over 16,000 retailers nationwide. A publicly traded REIT, General Growth Properties is listed on the New York Stock Exchange under the symbol GGP. For more information on General Growth Properties and its portfolio of malls, please visit the company web site at http://www.generalgrowth.com.





                                       ###

FUNDS FROM OPERATIONS and                             Three Months Ended              Nine Months Ended
PORTFOLIO RESULTS (unaudited)                            September 30,                  September 30,
(in thousands, except per share data)                2003            2002            2003            2002

FUNDS FROM OPERATIONS (FFO)
Funds From Operations - Operating
  Partnership                                    $    155,790    $    120,600    $    412,636    $    315,588
Less: Allocations to Operating
  Partnership unitholders                        $     33,653    $     28,892    $     94,658    $     75,606
                                                 ------------    ------------    ------------    ------------
Funds From Operations - Company
  stockholders                                   $    122,137    $     91,708    $    317,978    $    239,982

Funds From Operations per share -
  Company stockholders - basic                   $       1.74    $       1.47    $       4.87    $       3.86
Funds From Operations per share -
  Operating Partnership - basic                  $       1.74    $       1.47    $       4.87    $       3.86
Funds From Operations per share -
  Operating Partnership - diluted                $       1.71    $       1.40    $       4.68    $       3.70

Weighted average number of Company
  shares outstanding - basic                           70,297          62,244          65,283          62,121
Weighted average number of Company
  shares outstanding - basic
  (assuming full conversion of
  Operating Partnership units)                         89,666          81,812          84,717          81,692
Weighted average number of Company
  shares outstanding - diluted
  (assuming full conversion of
  Operating Partnership units and
  convertible preferred stock)                         91,124          90,493          90,934          90,345

PORTFOLIO RESULTS (a)
Total revenues (b),(c)                           $    406,826    $    336,528    $  1,153,540    $    887,061
Operating expenses                                   (131,152)       (106,842)       (375,947)       (282,241)
                                                 ------------    ------------    ------------    ------------
Real estate net operating income                      275,674         229,686         777,593         604,820
Net General Growth Management,
  Inc. (GGMI) operations                                1,802          (1,328)          4,133           3,147
Headquarters and regional costs including
  depreciation that reduces FFO                       (13,651)        (10,733)        (50,511)        (33,766)
General and administrative                             (1,854)         (1,431)         (7,296)         (4,604)
Net interest expense (d)                              (96,005)        (80,172)       (268,005)       (217,380)
Preferred stock dividends                                  --          (6,117)        (13,030)        (18,351)
Preferred unit distributions                          (10,176)         (9,305)        (30,248)        (18,278)
                                                 ------------    ------------    ------------    ------------
Funds From Operations - Operating
  Partnership                                         155,790         120,600         412,636         315,588

RECONCILIATION OF GAAP NET INCOME TO
  FUNDS FROM OPERATIONS (e)
Net income (loss) available to
  common stockholders                            $     61,433    $     44,467    $    150,994    $    110,581
Extraordinary items (d)                                    --              --              --              --
                                                 ------------    ------------    ------------    ------------
Income available to common stockholders
  before extraordinary items and
  cumulative effect                                    61,433          44,467         150,994         110,581
Income from discontinued operations,
  including gain on sale                                 (793)           (360)         (5,123)         (1,118)
                                                 ------------    ------------    ------------    ------------
Income from continuing operations                      60,640          44,107         145,871         109,463
Allocations to Operating Partnership
  unitholders                                          17,159          13,986          44,950          34,838
FFO of property sold in 2003                               --             459             292           1,404
Depreciation and amortization of
  capitalized real estate costs
  (including SFAS #141 and #142
  lease origination costs)
other than amortization of
  financing costs                                      77,991          62,048         221,523         169,883
                                                 ------------    ------------    ------------    ------------
Funds From Operations - Operating
  Partnership                                         155,790         120,600         412,636         315,588
Funds From Operations - Operating
  Partnership unitholders                             (33,653)        (28,892)        (94,658)        (75,606)
                                                 ------------    ------------    ------------    ------------
Funds From Operations - Company
  stockholders                                        122,137          91,708         317,978         239,982
                                                 ============    ============    ============    ============

RECONCILIATION OF WEIGHTED AVERAGE
  SHARES OUTSTANDING FOR GAAP AND FFO
  PER SHARE COMPUTATIONS

Weighted average number of Company shares
  outstanding - for GAAP basic EPS                     70,297          62,244          65,283          62,121
Full conversion of Operating Partnership units         19,369          19,568          19,434          19,571
                                                 ------------    ------------    ------------    ------------
Weighted average number of Company shares
  outstanding - for basic FFO per share                89,666          81,812          84,717          81,692
                                                 ============    ============    ============    ============

Weighted average number of Company shares
  outstanding - for GAAP diluted EPS                   71,755          62,424          71,500          62,273
Conversion of PIERS to Common Stock (f)                    --           8,501              --           8,501
Full conversion of Operating Partnership units         19,369          19,568          19,434          19,571
                                                 ------------    ------------    ------------    ------------
Weighted average number of Company shares
  outstanding - for diluted FFO per share              91,124          90,493          90,934          90,345
                                                 ============    ============    ============    ============


Earnings from continuing operations
  per share - basic                              $       0.86    $       0.71    $       2.25    $       1.77
                                                 ============    ============    ============    ============
Earnings from continuing operations
  per share - diluted                            $       0.85    $       0.71    $       2.24    $       1.77
                                                 ============    ============    ============    ============

Earnings from discontinued operations,
  net per share - basic                          $       0.01    $         --    $       0.06    $       0.01
                                                 ============    ============    ============    ============
Earnings from discontinued operations,
  net per share - diluted                        $       0.01    $         --    $       0.05    $       0.01
                                                 ============    ============    ============    ============

Earnings (loss) per share - basic                $       0.87    $       0.71    $       2.31    $       1.78
                                                 ============    ============    ============    ============
Earnings (loss) per share - diluted              $       0.86    $       0.71    $       2.29    $       1.78
                                                 ============    ============    ============    ============


(a) Portfolio results combine the revenues and expenses of General Growth Management, Inc. (a Taxable REIT Subsidiary) with the applicable ownership percentage multiplied by the revenues and expenses from properties wholly and/or partially owned by the Operating Partnership.

(b) Includes straight-line rent of $4,754 and $4,287 for the three months ended and $13,389 and $9,830 for the nine months ended September 30, 2003 and 2002, respectively.

(c) Includes non-cash rental revenue recognized pursuant to SFAS #141 and #142 for the three and nine months ended September 30, 2003 of $8,222 and $18,976, respectively.

(d) As of the first quarter of 2003 and pursuant to SFAS #145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, FFO for the three and nine months ended September 30, 2002 has been adjusted to maintain comparability.

(e) Reconciliation of net income determined in accordance with generally accepted accounting principles to FFO (Company non-GAAP supplemental measure of operating performance) as defined by NAREIT and as required by SEC Regulation G.

(f) The PIERS are anti-dilutive and therefore excluded in 2002 from the computation of the diluted weighted average outstanding shares for EPS purposes. In 2003, the PIERS are dilutive for the computation of EPS and are included in the total weighted average outstanding shares for diluted EPS purposes.

RECONCILIATION OF REAL ESTATE PROPERTY NET OPERATING INCOME                Three Months Ended               Nine Months Ended
      TO GAAP OPERATING INCOME (UNAUDITED)                                    September 30,                   September 30,
                                                                           2003            2002           2003             2002
                                                                       ------------    ------------    ------------    ------------

Real estate net operating income, including Unconsolidated Centers     $    275,674    $    229,686    $    777,593    $    604,820
      Real estate net operating income - Unconsolidated Centers             (65,855)        (61,633)       (215,471)       (175,975)
                                                                       ------------    ------------    ------------    ------------
Real estate net operating income - Wholly Owned Centers                     209,819         168,053         562,122         428,845
      GGMI fees                                                              21,071          18,164          61,672          55,395
      GGMI expenses                                                         (19,269)        (19,492)        (57,539)        (52,248)
      Headquarters/regional costs                                            (5,003)         (2,923)        (23,881)        (12,045)
      General and administrative                                             (1,675)         (1,302)         (6,479)         (4,334)
      Depreciation and amortization                                         (61,737)        (45,923)       (166,020)       (124,300)
      Other*                                                                    415            (455)            314          (1,402)
                                                                       ------------    ------------    ------------    ------------
GAAP Operating income - Consolidated General Growth Properties, Inc.   $    143,621    $    116,122    $    370,189    $    289,911
                                                                       ============    ============    ============    ============

         *Reflects discontinued operations and minority interest in Wholly-Owned real estate net operating income


SUMMARIZED BALANCE SHEET INFORMATION (UNAUDITED)                                      September 30,  December 31,
                                                                                          2003          2002

Cash and marketable securities                                                       $    138,331   $     54,116
Investment in real estate
      Net land, building and equipment                                               $  7,603,259   $  6,069,073
      Developments in progress                                                       $    118,861   $     90,492
      Investment in and loans from Unconsolidated Real Estate Affiliates             $    624,997   $    766,519
Investment in real estate, net                                                       $  8,347,117   $  6,926,084
Total assets                                                                         $  8,860,939   $  7,280,822
Mortgage and other notes payable                                                     $  6,054,930   $  4,592,311
Minority interest - Preferred                                                        $    468,614   $    468,201
Minority interest - Common                                                           $    422,217   $    377,746
Preferred stock                                                                      $         --   $    337,500
Stockholders' equity                                                                 $  1,598,375   $  1,196,525
Total capitalization (at cost)                                                       $  8,544,136   $  6,972,283

PORTFOLIO CAPITALIZATION DATA (UNAUDITED)

Total portfolio debt (Company debt above ($6,054,930 and $4,592,311, respectively) plus pro rata share of debt ($1,884,828 and $2,177,024, respectively) from unconsolidated affiliates) of which (after the effect of the Company's current swap agreements)
      $2,320,627 and $2,453,571, respectively, is comprised of variable rate debt    $  7,939,758   $  6,769,335
Preferred stock                                                                                --        449,415
Preferred equity - primarily preferred Operating Partnership units                        468,614        468,201
Stock market value of common stock and common Operating Partnership units
      outstanding at end of period                                                      6,517,985      4,261,573
                                                                                     ------------   ------------
Total market capitalization at end of period                                         $ 14,926,357   $ 11,948,524
                                                                                     ============   ============



OTHER COMPANY PORTFOLIO DATA (a)
AS OF AND/OR FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)


                                                 Wholly Owned    Unconsolidated    Weighted
                                                    Centers          Centers       Average
                                                 ------------    --------------  ------------
Space leased at centers not
      under redevelopment                                91.1%           89.9%           90.7%
Tenant allowances/improvements and
      capitalized leasing costs (in thousands)   $     39,655    $     17,365    $     57,020
Trailing 12 month total sales per sq. ft         $        332    $        388    $        354
Average annualized in place rent per sq. ft      $      28.99    $      32.35    $      30.98
Average rent per sq. ft. for
      new/renewal leases                         $      31.53    $      35.79    $      33.62
Average rent per sq. ft. for leases
      expiring in 2003                           $      22.16    $      31.29    $      26.70
% change in total sales                                   1.9%            2.5%            2.1%
% change in comparable sales                             -0.4%           -0.7%           -0.5%


(a) Data is for 100% of the mall non-anchor GLA in each portfolio, including those centers that are owned in part by unconsolidated affiliates. Data excludes properties currently being redeveloped and/or remerchandised and miscellaneous (non-mall) properties.

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003
                            (In thousands, unaudited)


                                                            Wholly Owned   Unconsolidated
                                                              Centers        Centers (a)          Total
                                                            ------------   --------------     ------------
Revenues
     Minimum rents (b),(c)                                  $    204,972    $     65,377      $    270,349
     Tenant recoveries                                            86,576          32,831           119,407
     Overage rents                                                 6,042           1,150             7,192
     Other (d)                                                     8,233           1,645             9,878
                                                            ------------    ------------      ------------
      Total revenues                                             305,823         101,003           406,826

Operating expenses
    Real estate taxes                                             23,901           9,077            32,978
    Repairs and maintenance                                       20,584           7,319            27,903
    Marketing                                                      9,533           3,356            12,889
    Other property operating costs                                39,781          14,613            54,394
    Provision for doubtful accounts                                2,205             783             2,988
                                                            ------------    ------------      ------------
Total operating expenses                                          96,004          35,148           131,152
                                                            ------------    ------------      ------------
     Real estate net operating income                            209,819          65,855           275,674

GGMI fees (e)                                                     21,071              --            21,071
GGMI expenses (e)                                                (19,269)             --           (19,269)
Headquarters/regional costs                                       (5,003)         (5,779)(f)       (10,782)
General and administrative                                        (1,675)           (179)           (1,854)
Depreciation that reduces FFO (g)                                 (2,869)             --            (2,869)
Interest income                                                      611             373               984
Interest expense                                                 (72,018)        (20,683)          (92,701)
Amortization of deferred finance costs                            (1,628)         (1,446)           (3,074)
Debt extinguishment costs (h)                                     (1,024)           (190)           (1,214)
Preferred stock dividends                                             --              --                --
Preferred unit distributions                                     (10,176)             --           (10,176)
                                                            ------------    ------------      ------------
Uncombined Funds From Operations                                 117,839          37,951           155,790
Equity in Funds from Operations of Unconsolidated Centers         37,951         (37,951)               --
                                                            ------------    ------------      ------------
Operating Partnership Funds From Operations                 $    155,790    $         --      $    155,790
                                                            ============    ============      ============


                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002
                            (In thousands, unaudited)


                                                             Wholly Owned     Unconsolidated
                                                                Centers         Centers (a)         Total
                                                            --------------    --------------    --------------
Revenues
     Minimum rents (b)                                      $      156,162    $       61,396    $      217,558
     Tenant recoveries                                              69,328            33,287           102,615
     Overage rents                                                   4,385               931             5,316
     Other (d)                                                       9,873             1,166            11,039
                                                            --------------    --------------    --------------
      Total revenues                                               239,748            96,780           336,528

Operating expenses
    Real estate taxes                                               16,377             9,330            25,707
    Repairs and maintenance                                         16,103             6,673            22,776
    Marketing                                                        7,708             5,516            13,224
    Other property operating costs                                  30,722            12,077            42,799
    Provision for doubtful accounts                                    785             1,551             2,336
                                                            --------------    --------------    --------------
Total operating expenses                                            71,695            35,147           106,842
                                                            --------------    --------------    --------------
     Real estate net operating income                              168,053            61,633           229,686

GGMI fees (e)                                                       18,164                --            18,164
GGMI expenses (e)                                                  (19,492)               --           (19,492)
Headquarters/regional costs                                         (2,923)           (4,926)(f)        (7,849)
General and administrative                                          (1,302)             (129)           (1,431)
Depreciation that reduces FFO (g)                                   (2,884)               --            (2,884)
Interest income                                                      3,048             2,261             5,309
Interest expense                                                   (60,825)          (22,507)          (83,332)
Amortization of deferred finance costs                              (1,288)             (391)           (1,679)
Debt extinguishment costs (h)                                          (18)             (452)             (470)
Preferred stock dividends                                           (6,117)               --            (6,117)
Preferred unit distributions                                        (9,305)               --            (9,305)
                                                            --------------    --------------    --------------
Uncombined Funds From Operations                                    85,111            35,489           120,600
Equity in Funds from Operations of Unconsolidated Centers           35,489           (35,489)               --
                                                            --------------    --------------    --------------
Operating Partnership Funds From Operations                 $      120,600    $           --    $      120,600
                                                            ==============    ==============    ==============


(a) The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the GGP/Homart entities and are reflected at the Operating Partnership's share of such amounts.

(b) Includes straight-line rent of $4,754 and $4,287 for the three months ended September 30, 2003 and 2002, respectively.

(c) Includes SFAS #141 and #142 minimum rent accretion of $8,222 for the three months ended September 30, 2003.

(d) Includes zero and $459 for the three months ended September 30, 2003 and 2002, respectively, of net FFO of investment property sold in 2003.

(e) Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.

(f) Headquarters/regional costs for the unconsolidated centers include property management and other fees to GGMI.

(g) Represents depreciation on non-income producing assets including the Company's headquarters building.

(h) As of the first quarter of 2003 and pursuant to SFAS 145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, third quarter 2002 FFO has been adjusted to maintain comparability.

                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                            (In thousands, unaudited)


                                                              Wholly Owned      Unconsolidated
                                                                 Centers          Centers (a)              Total
                                                            ----------------    ----------------      ----------------
Revenues
     Minimum rents (b),(c)                                  $        548,375    $        214,172      $        762,547
     Tenant recoveries                                               238,232             107,773               346,005
     Overage rents                                                    16,086               3,410                19,496
     Other (d)                                                        21,204               4,288                25,492
                                                            ----------------    ----------------      ----------------
      Total revenues                                                 823,897             329,643             1,153,540

Operating expenses
    Real estate taxes                                                 64,518              30,830                95,348
    Repairs and maintenance                                           56,853              24,759                81,612
    Marketing                                                         25,294              10,926                36,220
    Other property operating costs                                   109,392              46,175               155,567
    Provision for doubtful accounts                                    5,718               1,482                 7,200
                                                            ----------------    ----------------      ----------------
Total operating expenses                                             261,775             114,172               375,947
                                                            ----------------    ----------------      ----------------
     Real estate net operating income                                562,122             215,471               777,593

GGMI fees (e)                                                         61,672                  --                61,672
GGMI expenses (e)                                                    (57,539)                 --               (57,539)
Headquarters/regional costs                                          (23,881)            (18,356)(f)           (42,237)
General and administrative                                            (6,479)               (817)               (7,296)
Depreciation that reduces FFO (g)                                     (8,274)                 --                (8,274)
Interest income                                                        1,667               1,281                 2,948
Interest expense                                                    (192,065)            (66,633)             (258,698)
Amortization of deferred finance costs                                (5,076)             (4,025)               (9,101)
Debt extinguishment costs (h)                                         (2,497)               (657)               (3,154)
Preferred stock dividends                                            (13,030)                 --               (13,030)
Preferred unit distributions                                         (30,248)                 --               (30,248)
                                                            ----------------    ----------------      ----------------
Uncombined Funds From Operations                                     286,372             126,264               412,636
Equity in Funds from Operations of Unconsolidated Centers            126,264            (126,264)                   --
                                                            ----------------    ----------------      ----------------
Operating Partnership Funds From Operations                 $        412,636    $             --      $        412,636
                                                            ================    ================      ================


                         GENERAL GROWTH PROPERTIES, INC
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                            (In thousands, unaudited)


                                                             Wholly Owned     Unconsolidated
                                                                Centers         Centers (a)           Total
                                                            --------------    --------------     --------------
Revenues
     Minimum rents (b)                                      $      399,334    $      174,996     $      574,330
     Tenant recoveries                                             183,621            89,945            273,566
     Overage rents                                                  11,529             2,747             14,276
     Other (d)                                                      21,735             3,154             24,889
                                                            --------------    --------------     --------------
      Total revenues                                               616,219           270,842            887,061

Operating expenses
    Real estate taxes                                               43,736            25,882             69,618
    Repairs and maintenance                                         43,368            19,940             63,308
    Marketing                                                       18,459             9,539             27,998
    Other property operating costs                                  78,139            36,900            115,039
    Provision for doubtful accounts                                  3,672             2,606              6,278
                                                            --------------    --------------     --------------
Total operating expenses                                           187,374            94,867            282,241
                                                            --------------    --------------     --------------
     Real estate net operating income                              428,845           175,975            604,820

GGMI fees (e)                                                       55,395                --             55,395
GGMI expenses (e)                                                  (52,248)               --            (52,248)
Headquarters/regional costs                                        (12,045)          (14,680)(f)        (26,725)
General and administrative                                          (4,334)             (270)            (4,604)
Depreciation that reduces FFO (g)                                   (7,041)               --             (7,041)
Interest income                                                      3,214             5,630              8,844
Interest expense                                                  (153,767)          (67,685)          (221,452)
Amortization of deferred finance costs                              (3,100)           (1,170)            (4,270)
Debt extinguishment costs (h)                                          (50)             (452)              (502)
Preferred stock dividends                                          (18,351)               --            (18,351)
Preferred unit distributions                                       (18,278)               --            (18,278)
                                                            --------------    --------------     --------------
Uncombined Funds From Operations                                   218,240            97,348            315,588
Equity in Funds from Operations of Unconsolidated Centers           97,348           (97,348)                --
                                                            --------------    --------------     --------------
Operating Partnership Funds From Operations                 $      315,588    $           --     $      315,588
                                                            ==============    ==============     ==============


(a) The Unconsolidated Centers include Quail Springs, Town East, the GGP/Ivanhoe entities, the GGP/Teachers entities and the GGP/Homart entities and are reflected at the Operating Partnership's share of such amounts.

(b) Includes straight-line rent of $13,389 and $9,830 for the nine months ended September 30, 2003 and 2002, respectively.

(c) Includes SFAS #141 and #142 minimum rent accretion of $18,976 for the nine months ended September 30, 2003.

(d) Includes $292 and $1,404 for the nine months ended September 30, 2003 and 2002, respectively, of net FFO of investment property sold in 2003.

(e) Represents the revenues and operating expenses of GGMI, the Company's taxable REIT subsidiary.

(f) Headquarters/regional costs for the unconsolidated centers include property management and other fees to GGMI.

(g) Represents depreciation on non-income producing assets including the Company's headquarters building.

(h) As of the first quarter of 2003 and pursuant to SFAS 145 - Rescission of FASB Statements 4,44 and 64 and Technical Corrections, the Company now reflects costs related to the extinguishment of debt as additional interest expense. Previously, such costs were reflected as an extraordinary item. As required, FFO for the nine months ended September 30, 2002 has been adjusted to maintain comparability.